UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 3, 2009

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On June 5, 2009, Calyon New York Branch (“Calyon”) delivered to Carrizo Oil & Gas, Inc. (the “Company”) and Wells Fargo Bank, N.A. (“Wells Fargo”) a lender certificate pursuant to which Calyon became a lender under the Credit Agreement dated as of May 25, 2006 among the Company, certain subsidiaries of the Company, the lenders party thereto and Wells Fargo, as administrative agent (the “Credit Agreement”).  Pursuant to the lender certificate, Calyon committed $25 million to the Credit Agreement, increasing the total credit commitments under the Credit Agreement to $284.4 million, which is equal to the Borrowing Base (as such term is defined in the Credit Agreement).

The foregoing description of the lender certificate does not purport to be complete and is qualified in its entirety by reference to the full text of the lender certificate, which is filed as an exhibit to this Current Report and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Amendment and Restatement of Employment Agreements

On June 5, 2009, the Company entered into amended and restated employment agreements with each of S.P. Johnson IV, Paul F. Boling, J. Bradley Fisher, Gregory E. Evans and Richard H. Smith.  The amendment and restatement of each executive officer’s employment agreement modifies such executive’s employment agreement such that:

(1)           in the event the executive’s employment is terminated without cause (as defined in the employment agreement) or for good reason (as defined in the employment agreement), in lieu of a pro rata bonus based on the number of days in the fiscal year in which the executive was employed, a specified pro rata lump sum percentage of the executive’s annual salary prorated based on the number of days in the fiscal year in which the executive was employed (unless the executive’s employment is terminated as a result of the executive’s disability (as defined in the applicable employment agreement) or in connection with a change of control, in either of which cases the lump sum is not pro rated) will be paid to the executive (consisting of 100%, 90%, 90%, 80% and 80% for Messrs. Johnson, Boling, Fisher, Evans and Smith, respectively);

(2)           in the event the executive’s employment is terminated without cause or for good reason, in lieu of continued participation in the Company’s welfare benefit plans, practices, programs and policies (other than the Company’s medical and dental plans) for the remaining employment period (as defined in the employment agreement), the executive will be paid a lump sum amount equal to 3% of the executive’s annual salary; and

(3)           any death benefits payable under the executive’s employment agreement will be received in the form of insurance payments through a Company-paid term life insurance policy rather than cash payments made by the Company.

In addition, the employment agreements were amended and restated to make other administrative, updating and clarifying changes.

The foregoing description of the amendments to the employment agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated employment agreements, which are filed as exhibits to this Current Report and incorporated by reference herein.

Grants of Restricted Stock Units Subject to Performance Conditions

On June 3, 2009, the Compensation Committee of the Board of Directors of the Company approved grants of restricted stock units to Messrs. Johnson, Boling, Fisher, Evans and Smith in the respective amounts set forth in the table below, subject to the terms, conditions and restrictions contained in the Incentive Plan of Carrizo Oil & Gas, Inc., as amended and restated, and the applicable restricted stock unit award agreement.

Under the first award, the restricted stock units will vest in three equal installments assuming the recipient’s continuous employment with the Company and the satisfaction of certain performance criteria.  On May 28, 2010, one-third of the units will vest if the average daily production of the Company for the third quarter of 2009 is at least (1) 54,764 thousand standard cubic feet equivalent per day (“Mcfe/d”), if the Company’s weighted average realized natural gas price (excluding the impact of cash-settled hedges) for the third quarter of 2009 is greater than or equal to $3/Mcf, or (2) 43,811 Mcfe/d, if the Company’s weighted average realized natural gas price (excluding the impact of cash-settled hedges) for the third quarter of 2009 is less than $3/Mcf (the “Performance Target”).  If the Performance Target is met, an additional one-third of the units will vest on May 28, 2011, and the final one-third of the units will vest on May 28, 2012.

Under the second award, if the Performance Target is satisfied, the restricted stock units will vest in a single installment, assuming the recipient’s employment with the Company, on the date that the Compensation Committee determines the Performance Target is satisfied.  The number of restricted stock units awarded to each of the named executive officers is set forth on the following table:

Executive Officer	Number of Units Under First Award	Number of Units Under Second Award
S.P. Johnson IV	-	4,273
Paul F. Boling	33,158	1,904
J. Bradley Fisher	37,524	2,967
Gregory E. Evans	20,122	1,737
Richard H. Smith	14,351	1,595

The foregoing description of the restricted stock unit award agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, the forms of which are filed as exhibits to this Current Report and incorporated by reference herein.

Grants of Stock Appreciation Rights Subject to Performance Conditions

On June 3, 2009, the Compensation Committee of the Board of Directors of the Company also approved a grant of stock appreciation rights (the “Plan SARs”) with a strike price of $20.22 to Messrs. Johnson, Boling, Fisher, Evans and Smith in the respective amounts set forth in the table below, subject to the terms, conditions and restrictions contained in the Incentive Plan of Carrizo Oil & Gas, Inc., as amended and restated, and the applicable Plan SAR award agreement.  The Plan SARs may be settled in cash or stock, or any combination of cash and stock, at the discretion of the Company.

The Plan SARs have a seven-year term and will vest in three equal installments assuming the recipient’s continuous employment with the Company and the satisfaction of the Performance Target.  If the Performance Target is met, one-third of the Plan SARs will vest on May 28, 2010, an additional one-third of the Plan SARs will vest on May 28, 2011, and the final one-third of the Plan SARs will vest on May 28, 2012.  The number of Plan SARs awarded to each of the named executive officers is set forth on the following table:

Executive Officer	Number of Plan SARs
S.P. Johnson IV	133,062
Paul F. Boling	15,171
J. Bradley Fisher	17,170
Gregory E. Evans	9,207
Richard H. Smith	6,566

The foregoing description of the Plan SAR award agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, the form of which is filed as an exhibit to this Current Report and incorporated by reference herein.

On June 3, 2009, the Compensation Committee of the Board of Directors of the Company also adopted the Carrizo Oil & Gas, Inc. Cash-Settled Stock Appreciation Rights Plan (the “Cash-Settled SAR Plan”) and approved a grant of cash-settled stock appreciation rights (the “Cash-Settled SARs”) with a strike price of $20.22 to Messrs. Johnson, Boling, Fisher, Evans and Smith in the respective amounts set forth in the table below, subject to the terms, conditions and restrictions contained in the Cash-Settled SAR Plan and the applicable Cash-Settled SAR award agreement.

The Cash-Settled SARs have a seven-year term and will vest in three equal annual installments assuming the recipient’s continuous employment with the Company and the satisfaction of the Performance Target.  If the Performance Target is met, one-third of the Cash-Settled SARs will vest on May 28, 2010, an additional one-third of the Cash-Settled SARs will vest on May 28, 2011, and the final one-third of the Cash-Settled SARs will vest on May 28, 2012.  The number of Cash-Settled SARs awarded to each of the named executive officers is set forth on the following table:

Executive Officer	Number of Cash-Settled SARs
S.P. Johnson IV	27,848
Paul F. Boling	10,114
J. Bradley Fisher	11,446
Gregory E. Evans	6,138
Richard H. Smith	4,378

The foregoing description of the Cash-Settled SARs does not purport to be complete and is qualified in its entirety by reference to the full text of the Cash-Settled SAR Plan and the form of the Cash-Settled SAR award agreement, which are filed as exhibits to this Current Report and incorporated by reference herein.

(f)

2008 Annual Bonus

On June 3, 2009, the Compensation Committee also approved the 2008 annual bonuses for Messrs. Johnson, Boling, Fisher, Evans and Smith in the respective amounts set forth below.  The Compensation Committee reviewed bonus information for comparable executive positions at the companies in the Company’s industry peer group provided by the Compensation Committee’s consultant AG Ferguson and aimed for bonuses for the Company’s executives to be within a general range of the median for the peer group. The Compensation Committee also considered the other factors described in the Company’s proxy statement for the 2009 annual meeting of shareholders (the “Proxy Statement”) under “Base Salary.”  The employment agreement of each named executive officer contemplates annual bonus awards in an amount comparable to the annual bonus awards of other named executive officers, taking into account the individual’s position and responsibilities.  The Compensation Committee ultimately made a decision regarding the bonuses of the named executive officers in its discretion.  On June 3, 2009, with respect to 2008, each of Messrs. Johnson, Boling, Fisher, Evans and Smith was awarded a bonus equal to 60%, 49%, 60%, 45% and 45%, respectively, of his annual base pay as of such date.

The amounts shown below consist of the bonus amounts earned with respect to 2008 but paid in the second quarter of 2009:

Executive Officer	Bonus ($)
S.P. Johnson IV	259,200
Paul F. Boling	115,500
J. Bradley Fisher	180,000
Gregory E. Evans	105,375
Richard H. Smith	96,750

Since the 2008 bonus payments had not been determined as of the date of the Proxy Statement, the Summary Compensation Table set forth in the Proxy Statement has been updated to reflect the payment of the 2008 bonuses as set forth below.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
S. P. Johnson IV President and Chief Executive Officer	2008	408,000	259,200	(4)	409,259	5,070	20,909	1,102,438
	2007	348,875	360,000	(4)	346,281	28,155	11,902	1,095,213

	2006	313,958	330,000	(4)	121,525	58,364	10,022	833,969
Paul F. Boling Chief Financial Officer, Vice President, Secretary and Treasurer	2008	229,667	115,500	(4)	346,904	─	12,296	704,367
	2007	208,333	193,500	(4)	427,893	6,542	7,373	843,641
	2006	188,239	140,400	(4)	301,291	44,142	6,250	680,322
J. Bradley Fisher Vice President and Chief Operating Officer	2008	285,000	180,000	(4)	429,842	─	43,545	938,387
	2007	250,000	229,500	(4)	551,399	11,410	29,629	1,071,938
	2006	245,907	216,000	(4)	405,609	11,410	23,677	902,603
Gregory E. Evans Vice President of Exploration	2008	226,000	105,375	(4)	341,273	12,082	12,791	697,521
	2007	203,333	168,000	(4)	414,538	48,327	7,168	841,366
	2006	185,770	152,000	(4)	288,475	48,327	6,176	680,748
Richard H. Smith(5) Vice President of Land	2008	206,667	96,750	(4)	277,679	─	11,050	592,146
	2007	186,667	152,000	(4)	142,808	─	6,618	488,093
	2006	66,916	36,440	(4)	31,825	─	158	135,339

___________

(1)
Represents the compensation cost recognized by the Company in the applicable year related to restricted stock awards in accordance with Statement of Financial Accounting Standards No. 123(R).  For a discussion of the valuation assumptions, see Note 2 to the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

(2)
The Company did not grant any stock option awards in 2008 or 2007.  These amounts represent the compensation cost recognized by the Company in the applicable year related to option awards in prior years, in accordance with Statement of Financial Accounting Standards No. 123(R).  For a discussion of the valuation assumptions, see Note 2 to the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

(3)	The amounts shown as “All Other Compensation” for the named executive officers include the following:

	Year	Mr. Johnson	Mr. Boling	Mr. Fisher	Mr. Evans	Mr. Smith
Matching contributions under the 401(K) Plan	2008	$19,667	$11,483	$14,250	$11,300	$10,333
	2007	11,063	6,583	7,906	6,425	5,904
	2006	9,377	5,605	7,052	5,531	─
Life insurance premium	2008	1,242	813	705	1,491	717
	2007	389	790	952	743	714
	2006	645	645	645	645	158

Overriding royalties	2008	─	─	28,590	─	─
	2007	─	─	20,771	─	─
.	2006	─	─	15,980	─	─

(4)	The amounts shown for 2008, 2007 and 2006 include amounts earned with respect to 2008, 2007 and 2006 but paid in the second quarter of 2009, 2008 and 2007, respectively.

(5)	Mr. Smith joined the Company in August 2006.

Item 9.01 Financial Statements and Exhibits.

Exhibit                                Description

10.1
Lender Certificate dated June 5, 2009 of Calyon New York Branch regarding joinder as Lender to Credit Agreement, as amended, dated as of May 25, 2006 among Carrizo Oil & Gas, Inc., as Borrower, Certain Subsidiaries of Borrower, as Guarantors, Guaranty Bank, as Administrative Agent and the Lenders party thereto.

10.2	Amended and Restated Employment Agreement between Carrizo Oil & Gas, Inc. and S.P. Johnson IV.

10.3	Amended and Restated Employment Agreement between Carrizo Oil & Gas, Inc. and Paul F. Boling.

10.4	Amended and Restated Employment Agreement between Carrizo Oil & Gas, Inc. and J. Bradley Fisher.

10.5	Amended and Restated Employment Agreement between Carrizo Oil & Gas, Inc. and Gregory E. Evans.

10.6	Amended and Restated Employment Agreement between Carrizo Oil & Gas, Inc. and Richard H. Smith.

10.7	Form of 2009 Employee Restricted Stock Unit Award Agreement (with performance-based vesting and time-based vesting).

10.8	Form of 2009 Employee Restricted Stock Unit Award Agreement (with performance-based vesting only).

10.9	Form of 2009 Employee Stock Appreciation Rights Award Agreement.

10.10	Carrizo Oil & Gas, Inc. Cash-Settled Stock Appreciation Rights Plan.

10.11	Form of 2009 Employee Cash-Settled Stock Appreciation Rights Award Agreement pursuant to the Carrizo Oil & Gas, Inc. Stock Appreciation Rights Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:       /s/Ross Burgdorf
Name:  Ross Burgdorf
Title:     Controller

Date:  June 9, 2009

Exhibit Index

Exhibit                                Description

10.1
Lender Certificate dated June 5, 2009 of Calyon New York Branch regarding joinder as Lender to Credit Agreement, as amended, dated as of May 25, 2006 among Carrizo Oil & Gas, Inc., as Borrower, Certain Subsidiaries of Borrower, as Guarantors, Guaranty Bank, as Administrative Agent and the Lenders party thereto.

10.2	Amended and Restated Employment Agreement between Carrizo Oil & Gas, Inc. and S.P. Johnson IV.

10.3	Amended and Restated Employment Agreement between Carrizo Oil & Gas, Inc. and Paul F. Boling.

10.4	Amended and Restated Employment Agreement between Carrizo Oil & Gas, Inc. and J. Bradley Fisher.

10.5	Amended and Restated Employment Agreement between Carrizo Oil & Gas, Inc. and Gregory E. Evans.

10.6	Amended and Restated Employment Agreement between Carrizo Oil & Gas, Inc. and Richard H. Smith.

10.7	Form of 2009 Employee Restricted Stock Unit Award Agreement (with performance-based vesting and time-based vesting).

10.8	Form of 2009 Employee Restricted Stock Unit Award Agreement (with performance-based vesting only).

10.9	Form of 2009 Employee Stock Appreciation Rights Award Agreement.

10.10	Carrizo Oil & Gas, Inc. Cash-Settled Stock Appreciation Rights Plan.

10.11	Form of 2009 Employee Cash-Settled Stock Appreciation Rights Award Agreement pursuant to the Carrizo Oil & Gas, Inc. Stock Appreciation Rights Plan.